[LOGO OF METLIFE]

                                                                                    Policy Number
                                                                                                  ------------------------------

APPLICATION FOR LIFE INSURANCE
--------------------------------------------------------------------------------------------------------------------------------

COMPANY (Check the appropriate ONE.)       [ ] Metropolitan Life Insurance Company  [ ] MetLife Insurance Company USA
The Company indicated in this section is   [ ] New England Life Insurance Company   [ ] General American Life Insurance Company
referred to as "THE COMPANY".

SECTION I - ABOUT THE PROPOSED INSURED
--------------------------------------------------------------------------------------------------------------------------------

For Additional Insureds please complete the ADDITIONAL INSUREDS SUPPLEMENT form.

First Name                                     Middle Name                Last Name

--------------------------------------------   -------------------------  ------------------------------------------------------

Permanent Address                                                 City                       State      Zip

----------------------------------------------------------------  -------------------------  ---------  ------------------------

Country of Legal Residence                         Date of Birth              E-Mail Address

-------------------------------------------------  -------------------------  --------------------------------------------------

Primary Phone Number      Alternate Phone Number     Preferred      From       [ ] AM  To        [ ] AM Sex   [ ] Male
                                                     Time to Call              [ ] PM            [ ] PM       [ ] Female
-----------------------   -------------------------                 ---------          --------

Place of Birth           Social Security or Tax ID Number   Earned Annual Income      Net Worth

-----------------------  ---------------------------------  ------------------------  ------------------------------------------

[ ] U.S. Driver's License  If not licensed, please indicate other form of ID:  [ ] Passport  [ ] Government Issued Photo ID

Issuer of ID                   ID Number                   Issue Date (if any)                   Expiration Date (if any)

-----------------------------  --------------------------  -------------------------------  ------------------------------------

Name of Employer          Employer City                State           Zip             Position/Duties

------------------------  ---------------------------  --------------- --------------  -----------------------------------------

NON U.S. CITIZENS ONLY - Country of Citizenship    Green Card/Visa Type                      Expiration Date

-------------------------------------------------  ----------------------------------------  -----------------------------------

Country of Permanent Residence                     ID Number                                 Years in the U.S.

-------------------------------------------------  ----------------------------------------  -----------------------------------

SECTION II - ABOUT THE OWNER [LOGO] Complete ONLY if the Owner is NOT the Proposed Insured.
--------------------------------------------------------------------------------------------------------------------------------

[ ] OWNER - TRUST / BUSINESS ENTITY - Name of Entity        Tax ID Number                                Trustee / Owner State

----------------------------------------------------------  -------------------------------------------  -----------------------

[ ] Trust  [ ] Business Entity  [ ] Charity  [ ] Qualified Pension Plan   [LOGO] Complete the appropriate REQUIRED form(s).

[ ] OWNER - OTHER INDIVIDUAL

  First Name                                        Middle Name                     Last Name

  ------------------------------------------------  ------------------------------  -------------------------------------------

  Permanent Address                                               City                             State          Zip

  --------------------------------------------------------------  -------------------------------  -------------  -------------

  Country of Legal Residence   Citizenship        Social Security or Tax ID Number   Date of Birth         Phone Number

  ---------------------------  -----------------  ---------------------------------  --------------------  --------------------

  E-Mail Address                                    Earned Annual Income    Net Worth         Relationship to Proposed Insured

  ------------------------------------------------  ----------------------  ----------------  ---------------------------------

Please indicate form of ID:   [ ] U.S. Driver's License          [ ] Passport                  [ ] Government Issued Photo ID

Issuer of ID                  ID Number                              Issue Date (if any)             Expiration Date (if any)

----------------------------  -------------------------------------  ------------------------------  --------------------------

[ ] CHECK IF OWNERSHIP SHOULD REVERT TO INSURED UPON OWNER AND CONTINGENT OWNER'S DEATHS.

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

SECTION III - ABOUT THE BENEFICIARY / BENEFICIARIES For additional Beneficiaries, use Section IX - Additional Information.
--------------------------------------------------------------------------------

[ ] Check here if the Owner is the Primary Beneficiary.

For Primary or Contingent Beneficiaries who are NOT the Owner, complete the table below.

                                                                                    Social Security     Percentage
Beneficiary                                          Date of     Relationship to        Number          of Proceeds
  Type               Name (First, Middle, Last)       Birth     Proposed Insured      (Optional)       (if not equal)
------------      -------------------------------  ----------  ------------------  -----------------  ------------------
    Primary
[ ] Primary
[ ] Contingent
[ ] Primary
[ ] Contingent

[ ] Check here to include all living and future natural or adopted children of the Proposed Insured as Contingent Beneficiaries. (Name all living children above.)

[LOGO] If a Custodian is acting on behalf of a minor Beneficiary listed above, please use CO-OWNER/CONTINGENT OWNER AND UTMA DESIGNATIONS SUPPLEMENT form.

[LOGO] Federal law states that if someone with special needs has assets over $2,000, they may lose eligibility for government benefits.

SECTION IV - ABOUT PROPOSED COVERAGE Check the desired coverage(s).
--------------------------------------------------------------------------------

[ ] UNIVERSAL LIFE   [ ] VARIABLE LIFE [LOGO]    [ ] WHOLE LIFE                         [ ] TERM LIFE
-------------------- ------------------------  -------------------------------------  ---------------------------------------------
Product Name                                   Product Name                           Product Name

---------------------------------------------  -------------------------------------  ---------------------------------------------
Face Amount*                                   Face Amount*                           Face Amount*

---------------------------------------------  -------------------------------------  ---------------------------------------------
Riders and Details                             Riders and Details                     Riders and Details

---------------------------------------------  -------------------------------------  ---------------------------------------------
[ ] Coverage Continuation (UL only)
                                               -------------------------------------  ---------------------------------------------

Disability Waiver:                             [ ] Disability Waiver                  Disability Waiver:
[ ] Specified Premium                          Dividend Options:                      [ ] Convertible     [ ] Non-Convertible
                      -----------------------
[ ] Monthly Deduction (VUL only)               [ ] Paid-Up Additions

Death Benefit Option                           [ ] Other, please specify:
                      -----------------------
Definition of Life Insurance:
                                               -------------------------------------
[ ] Guideline Premium Test                     [ ] Automatic Premium Loan Requested

[ ] Cash Value Accumulation Test
Planned Premium                                [LOGO] For a full list of riders and options, please consult with your Producer.
Year 1                                                NOTE: Some riders may require supplement forms to be completed.
                     ----------                [LOGO] For Variable Life products, please complete the VARIABLE LIFE SUPPLEMENT form.
Years 2 to
              -----  ----------                * If Face Amount is equal to or exceeds $1,000,000, please complete the PERSONAL
Years      to                    (UL only)       FINANCIAL INFORMATION form.
      ----    -----  ----------

ADDITIONAL OPTIONS

One Time (Single) Payment Amount     1035 Exchange Amount       Requested Policy Date          [ ] Save Age

--------------------------------     -------------------------  -----------------------------

POLICY OPTIONS

[ ] Alternate Policy: Product, Face Amount and Details
                                                       -----------------------------------------------------------

[ ] Additional Policy: Product, Face Amount and Details
                                                        ----------------------------------------------------------

[ ] Group Conversion Only
                                   [LOGO] Please complete the GROUP CONVERSION SUPPLEMENT form for either choice.
[ ] Group Conversion Alternative

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

SECTION V - ABOUT EXISTING OR APPLIED FOR INSURANCE
--------------------------------------------------------------------------------

Does the Proposed Insured or Owner have any existing or applied for life insurance or   Proposed Insured   [ ] Yes [ ] No
annuities with this or any other company?                                               Owner              [ ] Yes [ ] No

If YES, please provide details of any existing or applied for LIFE Insurance on the PROPOSED INSURED only.
                     ----

                                      Amount of
             Company                  Insurance         Year of Issue                Status
-----------------------------   -------------------   -----------------   ------------------------------
                                                                           [ ] Existing [ ] Applied For
                                                                           [ ] Existing [ ] Applied For
                                                                           [ ] Existing [ ] Applied For
                                                                           [ ] Existing [ ] Applied For

In connection with this application, has there been, or will there be with this or any other company any:
surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration; or
change transaction (except conversions) involving an annuity or other life insurance?                          [ ] Yes [ ] No

[LOGO] If YES, complete REPLACEMENT QUESTIONNAIRE AND any other state required replacement forms or 1035 exchange forms.

IF PROPOSED INSURED IS FINANCIALLY DEPENDENT ON ANOTHER INDIVIDUAL, INDICATE INDIVIDUAL PROVIDING SUPPORT:

[ ] Spouse                [ ] Child                [ ] Parent               [ ] Other
                                                                                      ------------------

Amount of insurance on individual providing support.      Existing Insurance                Insurance Applied For
                                                                             ---------------                        ---------------
If Proposed Insured is a minor, are all siblings equally insured?         [ ] Yes [ ] No
If NO, please provide details:
                               ----------------------------------------------------------------------------------------------------

SECTION VI - ABOUT PAYMENT INFORMATION PREMIUM PAYOR
--------------------------------------------------------------------------------

[ ] Proposed Insured        [ ] Owner (If NOT the Proposed Insured.)         [ ]Other (Complete the box below.)

Other Premium Payor Name                     Social Security or Tax ID Number            Relationship to Proposed Insured or Owner

--------------------------------------       -------------------------------------       ------------------------------------------
Reason this Person is the Payor

-----------------------------------------------------------------------------------------------------------------------------------
Permanent Address                                          City                                        State      Zip

--------------------------------------------------         --------------------------------------     -------     -----------------

PAYMENT MODE                   Billing Mode:          [ ] Annual                 [ ] Semi-Annual                  [ ] Quarterly
(Check the appropriate ONE.)                          [ ] Monthly Draft per Debit Authorization (See next page)
                                                      [ ] Monthly Draft per Existing Electronic Payment Number
                                                                            --------                            -------------------
                               Special Account:       [ ] Government Allotment   [ ] Salary Deduction             [ ] List Bill
                               If Special Account, provide Employer Group Number (EGN) or List Bill Number
                                                                                                           ------------------------
INITIAL PAYMENT                                       Method of Collection:
Amount Collected with Application                     [ ] Initial Premium by Electronic Funds Transfer (Must be at least a monthly amount.)
------------------------------------                  [ ] Check (Must be at least 1/12 of an annual premium.)

SOURCE OF CURRENT AND FUTURE PAYMENTS (Check ALL that apply.)

[ ] Earned Income            [ ] Mutual Fund/Brokerage Account      [ ] Money Market Fund      [ ]Savings       [ ] Loans
[ ] Certificate of Deposit   [ ] Use of Values in another Life Insurance/Annuity Contract      [ ] Other
                                                                                                         --------------------------

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

DEBIT AUTHORIZATION  [LOGO] AVAILABLE ONLY IF THE BANK ACCOUNT HOLDER IS THE
                            OWNER AND/OR PROPOSED INSURED.
                     [LOGO] All others please complete the ELECTRONIC PAYMENT
                           (EP) ACCOUNT AGREEMENT form.

The undersigned ("I") hereby authorize the Company with whom I am completing this application to initiate debit entries through Metropolitan Life Insurance Company to the deposit account designated below, at the Financial Institution named below, using the Automated Clearing House. I authorize:

    1. Monthly recurring debits; AND

    2. Debits made from time to time, as I authorize.

This authorization is to remain in full force and effect until the Company has received written notification from me of its termination at such time and in such manner as to afford the Company and the Financial Institution a reasonable opportunity to act on it.

Monthly Debit Date:   [ ] Issue Date of the Policy
                      [ ] Debit Date on the ______ of each month

Bank Account Type:    [ ] Checking    [ ] Savings                                    [LOGO]

Bank Routing Number               Bank Account Number
-------------------------------   --------------------------

Name of Financial Institution
------------------------------------------------------------            BANK ROUTING NUMBER      BANK ACCOUNT NUMBER

[LOGO] Note: Please attach a voided check or deposit slip to Section IX - Additional Information.

We cannot establish banking services from starter checks, cash management, brokerage, or mutual fund checks. We cannot establish banking services from foreign banks UNLESS the check is being paid in U.S. Dollars through a U.S. correspondent bank (the U.S. correspondent bank name must be on the check).

SECTION VII - GENERAL RISK QUESTIONS Use Section IX - Additional Information if necessary.
------------------------------------------------------------------------------------------------------------------------------------

1. Within the past three years has the Proposed Insured flown in a plane other than as a passenger on a
   commercial airline or does he or she have plans for such activity within the next year?                    [ ] Yes [ ] No
   [LOGO]If YES, please complete a separate AVIATION RISK SUPPLEMENT form for the Proposed Insured.

2. Within the past three years has the Proposed Insured participated in or does he or she plan to
   participate in ANY of the following?                                                                       [ ] Yes [ ] No

   -  Underwater sports - SCUBA diving, skin diving, or similar activities

   -  Racing sports - motorcycle, auto, motor boat or similar activities

   -  Sky sports - skydiving, hang gliding, parachuting, ballooning or similar activities

   -  Rock or mountain climbing or similar activities

   -  Bungee jumping or similar activities

   [LOGO]If YES, please complete a separate AVOCATION RISK SUPPLEMENT form for the Proposed Insured.

3. Has the Proposed Insured TRAVELED or RESIDED outside the U.S. or Canada within the PAST TWO YEARS;
   or does he or she plan to TRAVEL or RESIDE outside the U.S or Canada within the NEXT TWO YEARS?            [ ] Yes [ ] No
   If YES, please provide details.

   Past     Future                     Duration (weeks)                    Cities and Countries               Purpose
   [ ]       [ ]
   [ ]       [ ]
   [ ]       [ ]

4. Has the Proposed Insured EVER used tobacco or nicotine products in any form
   (e.g., cigars, cigarettes, cigarillos, pipes, chewing tobacco, nicotine
   patches, or nicotine gum)?  If YES, please provide details.                                                [ ] Yes [ ] No

                            Product(s)                            Frequency / Amount                          Date Last Used


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

5. Has the Proposed Insured EVER had a driver's license suspended or revoked, been convicted of DUI or DWI,
   or in the last five years had any moving violations? If YES, please provide date(s) and violation(s).            [ ] Yes [ ] No

   -------------------------------------------------------------------------------------------------------------------------------

6. Has the Proposed Insured EVER had an application for life, disability income or health insurance declined,
   postponed, rated or modified or required an extra premium? If YES, please provide details.                       [ ] Yes [ ] No

   -------------------------------------------------------------------------------------------------------------------------------

7. In the past 10 years, has the Proposed Insured been convicted of or pled Guilty or No Contest to a felony?       [ ] Yes [ ] No
   If YES, list type of felony, state, and date of occurrence.
                                                              --------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------

8. Is the Proposed Insured actively at work performing the usual duties of his or her occupation?                   [ ] Yes [ ] No
   If NO, please provide details.
                                  ------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------

SECTION VIII - PERSONAL PHYSICIAN
----------------------------------------------------------------------------------------------------------------------------------

[ ] Check here if Proposed Insured does not have a personal physician.

Physician Name                                                 Name of Practice or Clinic

------------------------------------------------------------   -------------------------------------------------------------------
Street Address                                                 City                       State         Zip

------------------------------------------------------------   ------------------------   -----------   --------------------------
Phone Number               Date Last Consulted    Reason                            Findings/Treatment Given/Medication Prescribed

------------------------   --------------------   ----------------------------      ----------------------------------------------

SECTION IX - ADDITIONAL INFORMATION If more space is needed, attach additional sheet(s).
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

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

CERTIFICATION / AGREEMENT / DISCLOSURE
--------------------------------------------------------------------------------

  Was a sales illustration provided for the life insurance policy as applied for?  [ ] Yes [ ] No

  A. If YES, please choose one of the following:

    [ ]An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

    [ ]An illustration was shown or provided but is DIFFERENT FROM THE POLICY
       APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

    [ ]The sale was made using an illustration with Accelerated Payment.

    [ ]If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete the details in the box below.

An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED
FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

1.Gender (as illustrated)                                [ ] Male  [ ] Female  [ ] Unisex

2.Age
      ---------
3.Rating Class (e.g. Standard Non-smoker)                                      [ ] Non-smoker  [ ] Smoker
                                          -------------
4.Product Name (e.g. GAUL)
                           ----------------------------
5.Face Amount
              -----------------------------------------
6.Dividend Option (Whole Life only)
                                    -------------------

  B. If NO, please choose one of the following:

    [ ]Producer certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

    [ ]NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

AGREEMENT / DISCLOSURE
--------------------------------------------------------------------------------
I have read this application for life insurance including any amendments and supplements and to the best of my knowledge and belief, all statements are true and complete. I also agree that:

.. My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.

.. This application and any amendment(s), paramedical/medical exam, and supplement(s) to this application will be attached to and become part of the new policy.

.. No information will be deemed to have been given to the Company unless it is stated in this application, paramedical/medical exam, amendment(s), or any supplement(s).

.. Only the Company's President, Vice-President or Secretary may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.

.. Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.

.. If I have requested a rider that provides an acceleration of death benefit, I have received the appropriate disclosure form.

.. I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

..  IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED
   IN THE APPROPRIATE SECTION OF THE APPLICATION.

..  I HAVE RECEIVED THE COMPANY'S PRIVACY NOTICE AND THE LIFE INSURANCE BUYER'S
   GUIDE.

..  IF I WAS REQUIRED TO SIGN A NOTICE AND CONSENT FOR HIV TESTING, I HAVE
   RECEIVED A COPY OF THAT NOTICE.

--------------------------------------------------------------------------------
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
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

FRAUD WARNINGS
--------------------------------------------------------------------------------
ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA, RHODE ISLAND
Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

DISTRICT OF COLUMBIA, TENNESSEE, VIRGINIA, WASHINGTON
It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION
--------------------------------------------------------------------------------
Under penalties of perjury, I, the Owner, certify that:
.. The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

  (a)I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR

  (b)the IRS has notified me that I am not subject to backup withholding. (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

.. I am a U.S. citizen or a U.S. resident alien for tax purposes.

  (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE FORM W-8BEN).

 [LOGO] PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURES   If not witnessing all signatures, witness should initial next to signature being witnessed and sign below.
--------------------------------------------------------------------------------

    Signature(s) of all Proposed Insured(s)    Date         Signed at City, State

..
    -----------------------------------------  -----------  ----------------------------------------

..
    -----------------------------------------  -----------  ----------------------------------------
    (age 15 or over)
    [LOGO]  Please complete the ADDITIONAL INSUREDS SUPPLEMENT or CHILD RIDER SUPPLEMENT form(s) if applicable.
    Signature(s) of all Owner(s)
    (If NOT the Proposed Insured.)             Date         Signed at City, State

..
    -----------------------------------------  -----------  ----------------------------------------

..
    -----------------------------------------  -----------  ----------------------------------------
    (age 15 or over)
    [LOGO]  If the Owner is a firm or corporation, include Officer's title with signature.
    [LOGO]  If Co-Owner or Custodian, please complete the CO-OWNER/CONTINGENT OWNER AND UTMA
    DESIGNATIONS SUPPLEMENT form.
    Signature of Parent or Guardian            Date         Signed at City, State

..
    -----------------------------------------  -----------  ----------------------------------------
    (If Owner or Proposed Insured is under 18, sign here. If not sign above.)

    Witness to Signatures

    Licensed Producer                          Print Name of Producer

..
    -----------------------------------------  -----------------------------------------------------

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